SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, DC 20549




                                    FORM 8-K/A


                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):  August 17, 1995


                           AMERICAN MEDICAL ALERT CORP.
                (Exact Name of Registrant as Specified in Charter)


      New York                    1-8635                          11-2571221
 (State or Other   (Commission File Number)                  (IRS Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)


 3265 Lawson Boulevard, Oceanside, New York                           11572
 (Address of Principal Executive Offices)                          (zip code)


 Registrant's telephone number, including area code:   (516) 536-5850


                                  Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

 Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

             a.    Exhibits:

                   16.01 Letter from Deloitte & Touche LLP to the Securities and
                         Exchange Commission relative to Item 4 of this report.

                                    SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           AMERICAN MEDICAL ALERT CORP.


 Dated:      August 31, 1995                     By: /s/ Howard M. Siegel
                                                 Howard M. Siegel, Chairman of
                                                 the Board, President and Chief
                                                 Executive Officer

                                                            Exhibit 16.01

 Deloitte &
 Touche LLP
             Two World Financial Center - Telephone: (212) 436-2000 New York, New York 10281-1414 - Facsimile: (212) 436-5000











                                 August 29, 1995



 Securities and Exchange Commission
 Mail Stop 9-5
 450  5th Street, N.W.
 Washington, D.C. 20549

 Dear Sirs/Madams:

             We have read and agree with the comments in Item 4 of Form 8-K of American Medical Alert Corp. dated August 23, 1995.


 Yours truly,



 /s/   Deloitte & Touche LLP
 DELOITTE & TOUCHE LLP















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